<COVER>

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

RE:   Canisco Resources, Inc.
      Definitive Proxy Statement

Gentlemen/Ladies:

Enclosed please find the Definitive Proxy Statement of Canisco
Resources, Inc. If you have any questions regarding the same, please feel free to contact me at (302) 777-5050.

Sincerely,

Lauralee A. Snyder
Corporate Counsel


                            CANISCO RESOURCES, INC.
                        300 Delaware Avenue, Suite 714
                        Wilmington, Delaware  19801


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 11, 1998


To the Shareholders of Canisco Resources, Inc.

     The Annual Meeting of the Shareholders of Canisco Resources, Inc. (the "Company") will be held at the Brandywine Suites Hotel, 707 North King Street, Wilmington, Delaware on Tuesday, August 11, 1998, at 10:00 AM, prevailing time, for the following purposes:

     (1) To elect six Directors for the ensuing year as proposed in the attached Proxy Statement;

     (2) To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP, as the independent auditors of the Company for the fiscal year commencing April 1, 1998;

     (3) To consider and act upon a proposal to create a Stock
         Option/Incentive Plan as proposed in the attached Proxy
         Statement.

     (4) To consider and act upon a proposal to amend the Certificate of Incorporation to increase the number of authorized Common shares from ten (10) million to twenty (20) million as proposed in the attached Proxy Statement.

     (5) To consider and act upon a proposal to amend the Certificate of Incorporation to authorize 5,000,000 shares of Preferred
         Shares, $1.00 par value, as proposed in the attached Proxy
         Statement.

     (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 30, 1998, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. Management of the Company extends a cordial invitation to all shareholders to be present at the meeting.

              The Annual Report for 1998 is enclosed herewith.

                      By Order of the Board of Directors


                            Ralph A. Trallo
                     President and Chief Executive Officer

Wilmington, Delaware
July 27, 1998

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PAID, PRE-ADDRESSED
ENVELOPE ENCLOSED FOR THAT PURPOSE.  IF YOU ATTEND THE MEETING IN
PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        CANISCO RESOURCES, INC.
                    300 Delaware Avenue, Suite 714
                      Wilmington, Delaware  19801

                          PROXY STATEMENT
                                 for
                  ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held on August 11, 1998

                         GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Canisco Resources, Inc., (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, August 11, 1998, at the Brandywine Suites Hotel, 707 North King Street, Wilmington, Delaware, at 10 AM, prevailing time, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about July 30, 1998.

     A proxy is enclosed for use at the Annual Meeting. When the enclosed proxy is signed, dated and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. Any shareholder executing a proxy may revoke that proxy by written notice delivered to the Company's Secretary at any time before it is voted.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may, if necessary, be solicited by Directors, Officers, or regular employees of the Company personally or by telephone or telegram. It is contemplated that brokerage houses, nominees, and other custodians and fiduciaries will be requested to send proxy material to their principals, and the Company will reimburse them for their charges and expenses in so doing.

     The Company's Annual Report for the fiscal year ended March 31, 1998, accompanies this Proxy Statement, the meeting notice and the proxy.


                            VOTING  SHARES

     The Board of Directors has fixed the close of business on June 30, 1998, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof. Shareholders of record as of that date will receive the notice of Annual Meeting of Shareholders, the Proxy Statement, the proxy and the Annual Report of the Company. As of June 30, 1998, there were 2,526,565 shares of common stock, par value $.0025 per share, outstanding and entitled to notice of and to vote at the Annual Meeting. The Company has no other class of stock outstanding. Each share of common stock is entitled to one vote on each matter properly submitted to the shareholders for action at the Annual Meeting. There are no cumulative voting rights.

A broker holding shares of record for customers is not entitled to vote on certain matters unless it receives voting instructions from its customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. Uninstructed shares with respect to any matter are considered to be present for quorum purposes. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

                              VOTE REQUIRED
Election of Directors: Directors are elected by a plurality and the six nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Approval of Auditors and Approval of the 1998 Amendment of the Certificate of Incorporation for an increase in authorized Common shares: To be approved, these matters must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

Approval of the 1998 Stock Option/Incentive Plan and Approval of the Preferred Shares: To be adopted, these matters must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 30, 1998 (unless otherwise noted), with respect to persons with beneficial ownership of more than five percent (5%) of the Company's outstanding common stock:
                                         Shares           Percentage of
Name and Address                   Beneficially Owned(1)       Class

ROI Capital Management, Inc.             212,200(2)            8.39%
One Bush Street, Suite 1150
San Francisco, CA  94104

Joe C. Quick                             182,683(3)            8.25%
83 Almond Avenue
Hershey, PA  17022

Ted Mansfield                            156,000(4)            6.17%
3251 E. Kingsfield Road
Pensacola, FL  32514

Ralph A. Trallo                          132,187(5)            5.23%
2363 Sanibel Blvd.
St. James City, FL  33956


(1) The shares reported may be deemed to be beneficially owned under rules and regulations of the U.S. Securities and Exchange
     Commission, but the inclusion of these shares in this table does not constitute an admission of beneficial ownership.

(2) ROI Capital Management, Inc. and affiliates ROI Partners, L.P., ROI & Lane, L.P., Mark T. Boyer and Mitchell Soboleski, report shared voting and investment power over 212,200 shares. The information shown has been derived from ROI Capital Management, Inc.'s form 13G filed with the SEC on or about June 16, 1998.

(3) The shares shown include 84,490 shares over which Mr. Quick exerts sole voting and investment power and 25,167 shares subject to stock options in favor of Mr. Quick. Mr. Quick shares voting and investment power over the remaining shares which are held by his spouse or certain relatives (excluding adult children).

(4) 150,000 of these shares were part of the purchase consideration paid by the Company for the acquisition of Mansfield Industrial Coatings, Inc. which occurred on April 22, 1998.

(5) The shares shown include 104,905 shares over which Mr. Trallo exerts sole voting and investment power and 27,282 shares subject to stock options in favor of Mr. Trallo.

     The following table gives certain information as of June 30, 1998, with respect to the beneficial ownership, direct or indirect, of the Company's common stock by each present Director and Nominee for Director and executive officer and by all Directors and executive officers as a group, as reported by each person.

                      Sole
                     Voting        Shared
                      and         Voting and
                    Investment    Investment        Aggregate
                     Power         Power(1) Other(2) Total(3)   of Class
Joe C. Quick          84,490       73,026    25,167   182,683    7.23%
Ralph A. Trallo      104,905         -0-     27,282   132,187    5.23%
Dale L. Ferguson      19,000       30,000    11,022    60,022    2.38%
Michael J. Olson(4)   35,913         -0-     10,000    45,913    1.81%
Wm.Lawrence Petcovic  10,886         -0-     25,005    35,891    1.42%
Donald E. Lyons       11,350         -0-     13,396    24,746    0.98%
Thomas P. McShane     18,300         -0-      2,406    20,706    0.82%
All Directors and
   Officers as       223,819      103,026   114,278   441,123   19.87%
   A Group
  (7 persons)


(1)	Included are shares held by the Director (or Officer) and his spouse or certain relatives (excluding adult children).

(2)	Shares subject to options in favor of the respective individual.

(3) The shares reported may be deemed to be beneficially owned under rules and regulations of the U.S. Securities and Exchange
    Commission, but the inclusion of these shares in this table does not constitute an admission of beneficial ownership.

(4) Executive officers who are neither directors or nominees.

                          ELECTION OF DIRECTORS
                                (Item No. I)

     Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies for the election of the six nominees listed below to the Board of Directors. All nominees are presently Directors of the Company and were elected by the shareholders at the last Annual Meeting. Directors elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event that any one or more of the nominees should become unavailable for election at the time of the Annual Meeting, for any reason, an event that the Board of Directors does not anticipate, the persons named in the accompanying form of proxy will vote for the remaining nominees and for such substitute nominee or nominees, if any, as may be designated by the Board of Directors.

The nominees this year are:

Dale L. Ferguson, Age 64. Employed by the Company from 1974 through fiscal year 1996 (retired 1996). Director of the Company since 1974.

Donald E. Lyons (1), Age 68. Former President and CEO of the Power Systems Group of Combustion Engineering (retired 1987). Director of Salient 3 Communications, Inc. Director of the Company since 1993.

Thomas P. McShane (1)(2), Age 45. 1987 to present, President of McShane Group, Inc., (a financial and management consulting firm) Timonium, MD. Director of the Company since 1991.

Wm. Lawrence Petcovic (1), Age 53. Director of Employment & Training of The Ryland Group, Inc., Columbia, MD from 1989 to January 1993 and Director of Continuous Improvement until December 1993. Business consultant for L.P. Associates, Columbia, MD, 1994 to September, 1996. Currently Vice President, Training of Chevy Chase Bank. Director of the Company since 1981.

Joe C. Quick (2), Age 63. Employed by the Company from 1974 through December 31, 1996 (retired 1996). Chairman of the Board of Directors from 1974 through fiscal year 1996. President from February 1990 to December 1994 and Chief Executive Officer from February 1990 to October Currently an agent for New York Life Insurance Company. Director of the Company since 1974.

Ralph A. Trallo, Age 53. President and CEO of Cannon Sline of Philadelphia, PA; from 1987 to May 31, 1998. Named Senior Vice President of the Company in April 1994. Named President and Chief Operating Officer of Company in December 1994 and Chief Executive Officer in October 1995. Mr. Trallo has an employment contract with Company. Director of the Company since 1993.

(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

     On September 1, 1995, Oliver B. Cannon & Son, Inc., a wholly owned subsidiary of the Company (Nuclear Support Services, Inc., predecessor in interest to Canisco Resources, Inc.), filed a voluntary petition under chapter 11 of the Bankruptcy Code. On September 5, 1995, the Company and its other subsidiaries also filed for protection under chapter 11. Those subsidiaries were Sline Industrial Painters, Inc., NSS Numanco, Inc., NSS of Delaware, Inc., IceSolv, Inc. and Henze Services, Inc. All cases were filed in the United States Bankruptcy Court for the Middle District of Pennsylvania in Harrisburg. A number of first day orders were presented to the Court, including an order allowing joint administration under the style and case of the parent, Canisco Resources, Inc. at case number 1-95-01767.

     On January 31, 1996, the Company filed its Joint Plan of Reorganization. The Amended Joint Plan of Reorganization was filed and confirmed by the Court on April 24, 1996. On June 28, 1996, the Company met all the requirements of the Amended Plan by executing the necessary banking documents for securing exit financing. The Effective Date for the Company's exit from bankruptcy was July 1, 1996. On March 24, 1998, the Court administratively closed the bankruptcy proceedings pending the resolution of two contested matters.


                     COMMITTEES AND MEETINGS

     The Board of Directors meets on a regularly scheduled basis and, during the fiscal year ended March 31, 1998, met on five occasions. During fiscal year 1998, each Director was present for all of the meetings of the Board of Directors. Outside Directors of the Company were paid an annual retainer of $7,500. All non-employee Directors except the Chairman of the Board, were paid $800 for each meeting attended; the Chairman was paid $1,200 for each meeting. Employee Directors receive no compensation.

     The Audit and Compensation committees were active in fiscal year 1998. Each committee member was present for all the meetings of the Board Committees on which such Director served. Outside Board members appointed to serve on the Compensation and Audit Committees were paid an annual retainer of $1,500. In addition, outside Board members serving on Committees, except the Committee Chairman, were paid $750 for each Committee meeting; the Chairman was paid $1,000.

     The Audit Committee was created by the Board of Directors in October 1986. The function of the Audit Committee is to recommend an accounting firm to conduct an annual audit engagement to include audit scope and results of such audit. The Audit Committee reviews the adequacy of internal controls, Company policies and procedures, and reports its findings to the Board of Directors. The Audit Committee met two times during fiscal year 1998.

     The Compensation Committee was created by the Board of Directors in February 1989. The function of the Compensation Committee is to administer the Company's 1990 Stock Option Plan, the Director's Stock Option Program and the proposed 1998 Stock Option/Incentive Plan. In July 1993, the Salary and Incentive Committee, whose functions included determination and administration of plans for salary and incentives for Company management and employees, including directors' fees, was consolidated with the Compensation Committee. The Compensation Committee met three times during fiscal year 1998.

     The Board of Directors does not have a nominating committee or any other committee performing similar functions.

                           EXECUTIVE OFFICERS

     The following table identifies the Company's present executive officers, sets forth their ages, principal occupation or employment of each during the past five years, positions and offices held with the Company and the terms served as such.

 Name             Age    Principal Occupation or Employment
Ralph A. Trallo    53    See Election of Directors.
Michael J. Olson   44    Vice President, Secretary/Treasurer and
                         Chief Financial Officer of Cannon Sline,
                         Inc. since 1986.  Named Acting Chief
                         Financial Officer of Nuclear Support
                         Services, Inc. in January, 1995.  Named
                         Chief Financial Officer, Vice President and Secretary/Treasurer of the Company in April, 1995.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash compensation paid or accrued by the Company and its subsidiaries in respect to the three fiscal years for 1996, 1997 and 1998 to or for the chief executive officer and each of the executive officers of the Company whose cash compensation exceeded $100,000:

                      SUMMARY COMPENSATION TABLE

                                                           Long-Term
                                                         Compensation
                                                            Awards
  Name                                                    Securities
  And                                         Other       Underlying
Principal               Salary     Bonus    compensation   Options/
Position         Year    ($)       ($)(2)     ($)(3)       SARS (#)
Ralph A.Trallo
President,
Chief Executive
Officer and
Director; also
President        1998   185,000    115,000     47,590(4)        0
and CEO of       1997   185,000     77,700      7,210      50,000(5)
Cannon Sline     1996(1) 75,000     82,154      5,200      10,000(5)

Michael J. Olson
Vice President,
Secretary/
Treasurer and    1998   105,000     85,000     37,820(4)        0
Chief Financial  1997   105,000     44,100      5,469      30,000(5)
Officer          1996(1) 45,000     49,292      2,675      10,000(5)

(1)Fiscal year 1996 was a six month period from October 1, 1995 through March 31, 1996.

(2)Mr. Trallo and Mr. Olson did not participate in the Senior Executive Group Compensation Program for 1996 but were covered under separate incentive arrangements with Cannon Sline. Under those arrangements,
    Mr. Trallo and Mr. Olson were awarded cash bonuses for 1996.

(3)Included in Other Compensation are Board of Director fees, automobile allowances, and excess life insurance benefits provided by the Company.

(4)Mr. Trallo and Mr. Olson were awarded discretionary bonuses in FY 1998. Their bonuses were in the form of Company stock issued at fair market value.

(5)A Stock Appreciation Program for Key Executives was established in fiscal year 1995. Mr. Trallo and Mr. Olson were awarded SAR's under this Program in 1996.


                              STOCK OPTIONS

     At the 1990 Annual Meeting, the shareholders approved the Nuclear Support Services, Inc. 1990 Stock Option Plan (the "1990 Plan"), which is designed to promote continuity of management and increased incentive to those key employees and consultants responsible for the Company's long-range financial success. The 1990 Plan terminated on December 31, 1994, although outstanding options at that time were not canceled by such termination.

     The 1990 Plan is administered by the Compensation Committee formed by the Board of Directors, which extended rights to selected employees or consultants to purchase shares of stock in the Company at stated option prices. The aggregate number of shares available for grant under the 1990 Plan was 416,897. As of June 30, 1998, options for 174,251.15 shares were outstanding to approximately 24 employees and/or consultants, including Company directors. No options were exercised during the fiscal year.

     Options may be incentive stock options, which qualify for certain tax benefits (relating primarily to the deferral of gain recognition until the underlying stock is sold and the treatment of same as a capital gain as opposed to ordinary income), or non-qualified options, which do not qualify as incentive stock options. Incentive stock options must be granted at not less than the fair market value of the stock on the date granted, and non-qualified stock options must be granted at not less than one-half of the fair market value of the stock on the date granted. The Company may take a deduction for gain realized by its employees upon the exercise of a non-qualified option. Generally this is not so in the case of an incentive stock option. Options generally are nontransferable, conditioned upon continued employment with the Company and expire within five years of grant or upon stated occurrences. Other option terms may vary depending upon provisions of the specific option agreement. On January 26, 1990, the Company filed an initial S-8 Registration Statement for Company stock subject to the 1990 Plan and on September 8, 1993, filed an amendment to its registration statement for additional shares subject to the Plan. The closing market price of the Company's common stock as of July 15, 1998 was $3.25 per share.

               NON-EMPLOYEE DIRECTORS' STOCK OPTION PROGRAM

     The 1998 Stock Option/Incentive Plan described below, which is being submitted for stockholder approval as Item No. 3, provides that a Non-Employee Director may elect to receive stock options in lieu of cash fees for attendance at meetings of the Board and committees thereof. Options will be issued in the following ratio: for each dollar of fee not taken in cash, the Director shall receive five year Options with an exercise price per share equal to one-half of the Fair Market Value of the Common Stock on the date of the meeting and a total exercise price equal to the amount of fee not taken in cash. The number of Options will equal the dollar amount of the fee not taken in cash dividend by the option exercise price per share. Unless the Director makes the election to receive Options in lieu of cash with respect to each meeting by the meeting date, the Director's fee will be paid in cash.

     The Company recognizes that the Options to be received by Directors under this provision will have an in -the-money value at the time of their issuance equal to the amount of the fee not taken in cash.
Because the Options themselves will have an independent value (representing the right to elect whether or not to purchase the shares at a future date) in excess of their in-the-money value at the time of their issuance, a Director who elects to receive Options in lieu of cash will receive a greater value in the form of Options than the cash which the Director would otherwise receive. The Company believes that this feature of the Plan is desirable from its perspective, because it will permit the Company to preserve cash and it will encourage the Non-Employee Directors to increase their equity interest in the Company.

Under prior plans relating to directors' stock options, the following options are currently outstanding as of June 30, 1998: Messrs. Petcovic, McShane, Lyons and Trallo had acquired options for 25,005; 2,406; 13,396; and 27,282, respectively, pursuant to the Program with exercise prices ranging from $3.38 to $5.50. No further options will be issued under these prior plans.

               SENIOR EXECUTIVE GROUP COMPENSATION PROGRAM

     There were no stock options and stock appreciation rights (SAR) granted to or exercised by the Company's executive officers in respect to its last fiscal year.

                 AGGREGATED OPTION/SAR EXERCISES
          IN LAST FISCAL YEAR AND FY END OPTION/SAR VALUES

                                         Number of
                                         securities
                                         underlying      Value of
                                         unexercised    unexercised
                                        options/SARs    in-the-money
                   Shares               at FY end (#)   options/SARs
                  Acquired     Value    exercisable/   at FY end ($)
                     On       realized unexercisable   exercisable/
Name              Exercise(#)   ($)         (1)       unexercisable

RALPH A. TRALLO     -0-         -0-      97,282(2)      $1,200/-0-
MICHAEL J. OLSON    -0-         -0-      60,000(3)      $1,200/-0-

(1)Options include those granted under the Company's Senior
   Executive Compensation Program, the Company's Stock Option
   Program, the Directors Stock Option Program, and the Company's
   Stock Appreciation Plan.

(2)Mr. Trallo's options include 27,282 shares under the Company's Stock
Option Program and the Director's Stock Option Program and 70,000 shares under the Company's Stock Appreciation Plan.

(3)Mr. Olson's options include 10,000 shares under the Company's Stock
Option Program and 50,000 shares under the Company's Stock Appreciation Plan.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and makes recommendations to the Board of Directors on matters of Executive Officer compensation. The current members of the committee are William Lawrence Petcovic
(Chairman), Thomas P. McShane and Donald E. Lyons, all of whom are non-employee "outside" directors as noted in this proxy statement. The committee establishes the Company's policies and performance requirements for Executive Officer compensation and the total compensation paid for each fiscal year. The committees report for fiscal year 1998 is set forth below.

     The Committee formulated the 1998 Executive Compensation program to support the business growth strategy and to maintain performance in company operations.  The Committee limited the Executive Compensation
Program to Ralph Trallo and Mike Olson.  Subsidiary officer compensation was delegated to the executive group.  Under the 1998 Senior Executive
Program, the total compensation for executives is managed utilizing four
(4)	components - base pay, short term incentives, long term incentives and special equity grants.

(1) Base salaries for FY 1998 did not change for Mr. Trallo and Mr. Olson. These salaries were reviewed and considered within the median position guidelines for the companies with whom we compare as outlined in the Conference Board Research Report (1204-97RR) on Top Executive Compensation. The base pay for the executives in FY
1998 was maintained at $185,000 for Mr. Trallo and $105,000 for Mr. Olson. This base salary was established in FY 1997 and is applicable through FY 1999 or until designated revenue goals are achieved.

(2) Short Term Incentive pay available to be earned for FY 1998 was linked directly to earnings per share, net earnings, banking relationships and bank covenants. Successful accomplishment of the performance objectives resulted in Mr. Trallo receiving short term incentives of $115,000 and Mr. Olson receiving $85,000.

(3)	Long Term Incentives were provided as a method of extending
ownership throughout the company.  The Cannon Sline Incentive Agreement for the executive team assumed in the acquisition of Cannon Sline was converted into Canisco common stock effective FY 1999.  The committee valued the conversion of long term incentives at 48,820 shares for Mr.
Trallo and 12,205 shares for Mr. Olson.

(4)	Special Equity Grants were provided in FY 1998.  These grants took the form of shares of Canisco stock at market value for cash bonuses earned in 1995 and 1996.

The committee anticipates a total redesign of the Executive Compensation
Program for FY 1999 as acquisitions are aligned with business strategy and financial goals. The committee will continue the use of the four components of a total compensation program and will incorporate the Stock Option/Incentive program as approved by the shareholders.

                                        The Compensation Committee
                                        William Lawrence Petcovic
                                        Thomas P. McShane
                                        Donald E. Lyons

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Other than Board and Committee fees, there was no other compensation paid.


                       CERTAIN TRANSACTIONS

     Dale Ferguson and Joe C. Quick received $50,000.00 and $65,000, respectively, in fiscal year 1998 pursuant to the Company's Founders
Retirement Plan.

                  COMPLIANCE WITH SECTION 16(a)

     For 1998 fiscal year, no late Form 4 filings were submitted.

                          PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with
(i) the cumulative total return of a broad market index (the NASDAQ
MARKET INDEX) and (ii) the cumulative total return of the Standard
Industrial Classification Index, Code 1799 - Specialty Contractors.
Cumulative return for the Company and both indices were calculated assuming dividend reinvestment. For fiscal year 1998, the Standard
Industrial Classification Index, Code 1799 - Specialty Contractors was comprised of the following nine (9) publicly traded companies: Canisco
Resources, Inc.; Cerbco Inc. CL A; Chicago Bride & Iron NV; Heist C.H.
Corporation; IDM Environmental Corp. Insituform East, Inc.; Leak-X
Environmental CP; National Environ Service Co.; and U.S. Bridge
Construction.

                COMPARISON OF CUMULATIVE TOTAL RETURN
              OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                              Fiscal Year Ending
                          1993    1994   1995    1996   1997    1998

Canisco Resources, Inc.   100     84.78  32.61   43.48  45.65   44.57
Industry Index            100    102.91  56.14   66.36  36.66   40.33
Broad Market              100    115.57 122.61  164.91 184.50  278.82

       RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
                           (Item No. 2)

     The Board of Directors selects each year the accounting firm to perform the financial audit and related work for the Company for that year. KPMG Peat Marwick LLP has been selected by the Board of Directors as the independent auditors for the Company's current fiscal year commencing April 1, 1998. Selection of this firm will be submitted for ratification at the Annual Meeting. In the event the shareholders do not ratify the appointment of KPMG Peat Marwick LLP, the selection of other independent accountants will be considered by the Board of Directors.

     A representative of KPMG Peat Marwick LLP, expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF THE INDEPENDENT AUDITORS.


           APPROVAL OF THE 1998 STOCK OPTION/INCENTIVE PLAN
                             (Item No. 3)

     The Board of Directors and the Compensation Committee of the Company propose to adopt the Canisco Resources, Inc. 1998 Stock
Option/Incentive Plan (the "Plan"). The following is a summary of certain features of the Plan. Reference is made to the full text of the Plan attached as Appendix B for additional information.

     The Plan is intended as an additional incentive to directors and employees of the Company to serve the Company and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock.

     Options granted under the Plan to employees, including directors who are employees, may be designated as "incentive stock options"
("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be designated as options not intended to be ISOs ("non-qualified stock options").

     The key provisions of the Plan are as follows:

          Number of Shares. The aggregate maximum number of shares for which options or awards may be granted under the Plan is 750,000 shares of Common Stock increased each March 31 by an additional number, equal to 2% of the number of shares outstanding on that date, commencing March
31, 1999, provided the aggregate number of shares issuable under the plan shall not exceed 1,000,000. Such shares are subject to adjustment if the outstanding shares of Common Stock are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like or dividends payable in shares. No optionee may receive options for more than 200,000 shares in any calendar year.

          Administration. The Plan will be administered by the Board of Directors or by a committee of two or more directors who are Non-
Employee Directors (as such term is defined in the Plan). The Board of Directors or any committee administering the Plan is referred to herein as the "Committee." The Committee has the authority to (i) determine the optionees to whom, the times at which, and the price at which options shall be granted, (ii) the number of shares subject to the option and whether the option is an ISO or a non-qualified stock option,
(iii) approve the form and terms and conditions of the option grants.
The Committee has similar authority to approve awards of shares under the Plan. The Committee also has certain powers to amend or interpret the Plan and options and awards thereunder.

          Eligibility. All Company employees and members of the Board of Directors as well as employees of Affiliates (as defined in the Plan) are eligible to receive options and/or awards under the Plan.

               Term of Plan. No ISO may be granted under the Plan after March 31, 2008.

               Term of Option. All options terminate on the earliest of: (a) the expiration of the term specified in the option document, which, in the case of an ISO, may not exceed ten years from the date of grant or five years after the date of grant if the optionee on the date of grant owns, directly or by attribution, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company; (b) except as otherwise provided in the optionee's option document, a finding by the Committee, after full consideration of the facts presented on behalf of the Company and the optionee, that the optionee has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or services, or has disclosed trade secrets or confidential information of the Company; (c) the date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; (d) the occurrence of such other event or events as may be set forth in the option document as causing an accelerated expiration of the option; or (e) except as otherwise set forth in the option document and subject to the foregoing, three months after the optionee's employment or service with the Company or its Affiliates terminates for any reason other than disability or death or one year after such termination due to optionee's disability or death.

               Option Price. The option price for non-qualified stock options may be less than, equal to or greater than the fair market value of the shares subject to the option on the date that the option is granted, and for ISOs will be at least 100% of the fair market value of the shares subject to the option on the date that the option is granted.
If an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

          Stock Appreciation Rights (SARs). The Committee may grant to an optionee rights to surrender an option to the Company, in whole or in part, and to receive in exchange thereof payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof, so surrendered over the exercise price to acquire such shares. The Committee has the sole discretion to determine whether payment is to be made in shares of Common Stock, in cash, or in a combination of Common Stock and cash.
Each SAR will relate to a specific option granted under the Plan and will be granted to the optionee concurrently with the grant of the option.

               Payment. An option holder may pay for shares covered by an option in cash or by certified or cashier's check payable to the order of the Company or by such other mode of payment as the Committee may approve, including the optionee's note and payment through a broker in accordance with rules and regulations of the Federal Reserve Board.
If any payment is required by a grantee of an award, such payment may be made in cash or by certified check payable to the order of the Company or by such other mode of payment that the Committee may approve.

               Awards. Shares may be awarded under the Plan with or without payment of consideration in such amount as the Committee may determine. Shares may be awarded subject to various conditions and forfeiture provisions e.g., that the shares may be reacquired by the Company in return for the consideration (if any) paid by the recipient of the award upon the recipient's termination of employment with the Company, with such reacquisition rights of the Company lapsing in installments over time.

               Option and Award Documents. All options and awards will be evidenced by a written option document containing provisions consistent with the Plan and such other provisions as the Committee deems appropriate.

               Transfers. Except as otherwise provided below, no option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime optionee, may be exercised only by the optionee. Notwithstanding the foregoing, an option, other than an ISO, shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee
Retirement Income Security Act, or the rules thereunder, and also shall be transferable, without payment of consideration, to (a) immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings), (b) trusts for the benefit of immediate family members, (c) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the option prior to its transfer.

               Provisions Relating to a "Change of Control."
Notwithstanding any other provision of the Plan, in the event of a Change of Control (as defined in the Plan), the Committee may accelerate the expiration and/or exercisability of individual options.

               Amendments to the Plan or Option or Award Documents.
Subject to certain limitations in the Plan, the Board of Directors may amend the Plan or an option or award from time to time in such manner as it may deem advisable, provided that no option or award document may be amended in a manner adverse to the interest of the holder without the consent of the holder.

               Non-Employee Directors Options - For information on the plan provision, see "Non-Employee Directors' Stock Option".

               Tax Aspects of the Plan. The following discussion is intended to summarize briefly the general principles of federal income tax law applicable to options granted under the Plan. A recipient of an ISO will not recognize taxable income upon either the grant or exercise of the ISO. The option holder will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the option holder does not dispose of those shares within two years from the date the ISO was granted or within one year after the shares were transferred to such option holder. Currently, for regular federal income tax purposes, long-term capital gain is taxed at a maximum rate of 20%, while ordinary income is generally subject to a maximum effective rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

          As a general rule, if the option holder disposes of the shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (b) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

          The amount by which the fair market value of a share at the time of exercise exceeds the option price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. Currently, for a taxpayer subject to the alternative minimum tax, the alternative minimum tax rate varies between 26% and 28% depending upon the amount of alternative minimum taxable income. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

          A recipient of a non-qualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the shares received upon exercise at the time of exercise of such options over the exercise price of the option, and the Company will be allowed a deduction in that amount.
Upon disposition of the shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's basis in a share subject to the option (which basis ordinarily is the fair market value of the shares subject to the option on the date the option was exercised).

          In the case of SARs, the Company is of the opinion that the holder will not realize any compensation income at the time of grant.
However, the fair market value of stock or cash delivered pursuant to the exercise of such SARs will be treated as compensation income taxable to the employee at the time of exercise, and the Company will be entitled to a deduction under the Code at the time and equal to the amount of compensation income that is realized by the holder.

          Section 162(m) of the Code generally limits the deductibility of compensation paid to certain employees ("Covered Employees") of any publicly held company to the extent such compensation exceeds $1 million
per year (the "Million Dollar Cap").   Income recognized as a result of
the exercise of a stock option by a Covered Employee would normally be taken into account for this purpose.  However, if an option is granted pursuant to a plan which meets certain requirements, relating both to the terms of the plan and to its administration by "outside directors,"
any income attributable to the exercise of the option will be treated as
"performance-based compensation" to which the Million Dollar Cap does not apply.  The Plan has been established in a manner that is intended to satisfy these requirements.

Other Plans

The Company's prior stock option plan, known as the Nuclear Support
Services, Inc. 1990 Stock Option Plan terminated on December 31, 1994.
As of June 30, 1998, there were 174,251 options outstanding under the 1990 plan with exercise prices ranging from $3.38-$5.50. This 1990 plan has expired by its terms, and no further options will be granted under it or any other pre-1998 plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE
PROPOSAL TO APPROVE THE PLAN.


               AMENDMENT TO CERTIFICATION OF INCORPORATION
                    REGARDING AUTHORIZED COMMON STOCK
                                 (Item 4)

     Article Third of the Company's Certificate of Incorporation provides that its authorized capital stock is 10,000,000 shares of Common Stock, $.0025 par value per share. The Board of Directors recommends this Article be amended to provide for an authorized Common
Stock of 20,000,000 shares, $.0025 par value per share.


     The Company currently has 2,526,565 shares of Common Stock outstanding. In addition 174,251 shares are reserved for issuance upon the exercise of currently outstanding options held by employees and directors and 110,000 shares are reserved for the exercise of warrants held by the others.

     The Company intends to follow an aggressive acquisition program.
It believes it is the largest contractor in the United States specializing in the painting of industrial facilities and related activities for such facilities including surface preparation, coating, specialty cleaning, decontamination, asbestos abatement and related janitorial and maintenance services. The industry is highly fragmented and many of the participants provide a limited range of services and limit their activities to a relatively few adjacent states. The Company believes it has significant growth opportunities and can achieve significant economies of scale if it can acquire smaller contractors in its field to better serve its major customers, many of whom would prefer a single contractor that can serve facilities throughout the country.

     The Company anticipates that the increased availability of its common stock will assist in its acquisition program. Either Common or the rights to acquire such stock (for example, through the conversion of convertible debt or equity securities or the exercise of warrants), may supply all or part of the consideration for acquisitions. Additionally, options to acquire stock or awards of stock may provide a significant incentive for key personnel of acquired businesses and other prospective new hires to induce them to join the Company and to motivate their performance as Company employees.

     The Company's general growth plans will also require it to raise additional capital from time to time in order to acquire companies and to provide working capital and equipment for acquired businesses as well as the Company's current activities. It believes that the availability of Preferred Stock and additional Common Stock will be useful in generating such financing. At the present time, the Company is investigating various opportunities for financing its growth strategy.
However, there are no pending transactions to which these shares have been committed.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE
PROPOSAL TO AMEND ARTICLE THIRD TO INCREASE THE NUMBER OF AUTHORIZED
CAPITAL STOCK TO TWENTY (20) MILLION SHARES .


              AMENDMENT TO CERTIFICATION OF INCORPORATION
                 REGARDING AUTHORIZED PREFERRED STOCK
                                (Item 5)

     Article Third of the Company's Certificate of Incorporation provides for no preferred stock. The Board of Directors recommends this Article be amended to authorize 5,000,000 shares of Preferred Stock, $1.00 par value per share

     The terms of the Preferred Stock will not be fixed by the Certificate of Incorporation. Rather, the Board of Directors of the Company will be authorized to issue shares of Preferred Stock, in one or more classes or series, with full, limited, multiple, fractional or no voting rights, and with such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights or other special or relative rights as shall be fixed from time to time by the Board of Directors. The text of Article Third, as it is proposed to be amended, is set forth as follows:

     The Company anticipates that the issuance of Preferred Stock will assist in its aggressive acquisition program and for capital raising transactions, as described above. Either Common or Preferred Stock, or the rights to acquire such stock (for example, through the conversion of convertible debt or the exercise of warrants), may supply all or part of the consideration for acquisitions and capital raising transactions. At the present time, the Company is investigating various opportunities for financing its growth strategy. However, there are no pending transactions to which these shares have been committed. There is no transaction pending involving the shares to be newly authorized for issuance. The Company has discussed from time to time acquisitions and financing transactions that may involve the issuance of common or preferred shares. Any transaction that would increase the common stock by more than twenty percent on a fully diluted basis will be submitted to shareholders for their approval.


	              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR
THE PROPOSAL TO AMEND ARTICLE THIRD TO PROVIDE FOR FIVE (5) MILLION
SHARES OF PREFERRED STOCK AT $1.00 PAR VALUE.

         SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     All proposals of any shareholder of the Company that such shareholder wishes to be presented at the Annual Meeting of Shareholders in 1999 must be received by March 29, 1999 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that Meeting. Shareholder proposals should be directed to Ralph A.
Trallo, President and Chief Executive Officer at 300 Delaware Avenue,
Suite 714, Wilmington, Delaware.

     A shareholder of the Company may wish to have a proposal presented at the Annual Meeting of Shareholders in 1999, but not to have such proposal included in the Company's Proxy Statement and form of proxy relating to that Meeting. If notice of any such proposal is not received by the Company prior to June 12, 1999, such shall be deemed
"untimely" for purpose of SEC Rule 14a-4(c), and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal. Any such notice should be directed to Mr.
Trallo in accordance with the preceding paragraph.

     If a shareholder intends to present a proposal at the next
Company's Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Secretary of the Company at its executive offices located no later than March 15, 1999, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                              OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting and knows of no matters to be brought before the meeting by others. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy, or their substitutes, to vote said proxy in accordance with their best judgment on such matters to the extent allowed by SEC Rule 14a-4(c) which limits the purpose for which discretionary authority may be granted.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE
U.S. SECURITIES AND EXCHANGE COMMISSION WILL BE AVAILABLE AT THE ANNUAL
MEETING.  ANY SHAREHOLDER, UPON WRITTEN REQUEST TO THE SECRETARY, MAY
OBTAIN A COPY OF THE COMPANY'S FORM 10-K WITHOUT CHARGE.

                    By Order of the Board of Directors

                               Ralph A. Trallo
                   President and Chief Executive Officer

Wilmington, Delaware
July 27, 1998

      This Proxy is Solicited on Behalf of the Board of Directors of
                          CANISCO RESOURCES, INC.
                        300 Delaware Avenue, Suite 714
                         Wilmington, Delaware  19801

The undersigned hereby appoints Joe C. Quick, Dale L. Ferguson, or Ralph
Trallo as proxy (and if the undersigned is a proxy, as substitute proxy), each with the power to appoint his substitute, and hereby authorizes any one of them to vote as designated on the reverse side all the shares of common stock of Canisco Resources, Inc., held of record by the undersigned on June 30, 1998, at the Annual Meeting of Shareholders
to be held on Tuesday, August 11, 1998, at 10:00 AM at the Brandywine
Suites Hotel, 707 North King Street, Wilmington, Delaware, and at any
adjournment thereof.
	(continued on reverse side)
========================================================================
ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED
HEREON.
1.FOR all nominees    WITHHOLD     Dale L. Ferguson, Donald E. Lyons,
  listed to the right AUTHORITY    Thomas P. McShane, Wm. Lawrence
  (except as marked   to vote      Petcovic, Joe C. Quick, Ralph A.
   to the contrary)   for nominees Trallo                      listed to
                      the right
                                   INSTRUCTION:  To withhold authority
                                   to vote for any individual nominee,
                                   write that nominee's name in the
                                   space provided below


2.   FOR    AGAINST     ABSTAIN
                                   With respect to the ratification of
                                   the selection by the Board of
    (  )    (  )         (  )      Directors of KPMG Peat Marwick as
                                   Certified Public Accountants, as
                                   Independent auditors of the Company
                                   For the fiscal year commencing April
                                   1, 1998.


3.   FOR    AGAINST    ABSTAIN
                                   With respect to the ratification of
    (  )     (  )       (  )       the proposal to adopt the Stock
                                   Option/Incentive Plan as proposed
                                   in the attached Proxy Statement.

4.   FOR    AGAINST    ABSTAIN
                                   With respect to the ratification of
    (  )      (  )      (  )       the proposal to amend the Certificate
                                   of Incorporation to increase the
                                   number of authorized shares from ten
                                   (10) million to twenty (20) million
                                   as proposed in the attached Proxy
                                   Statement.

5.   FOR    AGAINST    ABSTAIN
                                   With respect to the ratification of
    (  )      (  )      (  )       the proposal to amend the Certificate
                                   of Incorporation to create a class of
                                   authorized capital stock of 5,000,000
                                   Preferred Shares, $1.00 par value, as
                                   proposed in the attached Proxy
                                   Statement.
6.   FOR    AGAINST    ABSTAIN
                                   OTHER BUSINESS:  In their discretion
    (  )    (  )        (  )       The proxies are authorized to vote
                                   upon such other business as may
                                   properly come before the meeting.

     The undersigned hereby acknowledges receipt of the Proxy Statement dated July 27, 1998 and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournments thereof.


Sign here exactly as name(s) appear on left      Date:  _________

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED, ADDRESSED
ENVELOPE.


                      STOCK OPTION/INCENTIVE PLAN
                        CANISCO RESOURCES, INC.
                    1998 STOCK OPTION/INCENTIVE PLAN

As Adopted by the Board of Directors April 24, 1998

     1.     Purpose.  Canisco Resources, Inc., a Delaware corporation
("Company"), hereby adopts this 1998 Stock Option/Incentive Plan (the
"Plan"). The Plan is intended to recognize the contributions made to Company by employees (including employees who are members of the Board of Directors) of Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of Company or an Affiliate and to improve the ability of Company or an Affiliate to attract, retain and motivate individuals upon whom Company's sustained growth and financial success depend. Through the Plan, Company will provide such persons with an opportunity to acquire or increase their proprietary interest in Company, and to align their interest with the interests of stockholders, through receipt of rights to acquire Company's Common Stock, par value $.0025 per Share (the
"Common Stock") and through the transfer or issuance of Common Stock or other Awards. In addition, the Plan is intended as an additional incentive to directors of Company who are not employees of Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of Company by providing them with an opportunity to acquire or increase their proprietary interest in Company through the receipt of rights to acquire Common Stock. Furthermore, the Plan may be used to encourage consultants and advisors of Company to further the success of Company.

2.	Definitions.  Unless the context clearly indicates
otherwise, the following terms shall have the following meanings:

            "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to Company within the meaning of Section 424(e) or (f) of the Code, of any successor provision.

            "Award" shall mean a transfer of Common Stock made pursuant to the terms of the Plan or the grant to a person of performance units, "phantom" units, SARs or other rights containing such terms, benefits or restrictions as the Committee shall specify in the Award Agreement.

            "Award Agreement" shall mean the agreement between Company and a Grantee with respect to an Award made pursuant to the Plan.

            "Board" means the Board of Directors of Company.

            "Change of Control" shall have the meaning as set forth in
Section 9 of the Plan.

            "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

            "Committee" shall have the meaning set forth in Section 3 of the Plan.

            "Common Stock" shall have the meaning set forth in Section 1 of the Plan.

            "Company" means Canisco Resources, Inc., a Delaware corporation.

            "Disability" means the inability of an Optionee or Award holder to perform the essential duties of his or her position with Company as determined in good faith by the Board.

            "Employee" means an employee of Company or an Affiliate.

            "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

            "Grantee" shall mean a person to whom an Award has been granted pursuant to the Plan.

            "ISO" means an Option granted under the Plan which qualifies and is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

            "Non-Employee Director" shall mean a member of the Board who is a "non-employee director" as that term is defined in paragraph (b)3) of Rule 16b-3 and an "outside director" as that term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code.

            "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an ISO.

            "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

            "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

            "Option Document" means the document described in Section 8 of the Plan, which sets forth the terms and conditions of each grant of Options.

            "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

            "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange
Act or any successor rule.

            "SAR" shall have the meaning set forth in Section 11 of the Plan.

            "Section 16 Officers" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule, and who is subject to the reporting requirements under Section 16 of the Exchange Act with respect to the Company's common stock.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

            "Shares" means the shares of Common Stock of Company which are the subject of Options or granted as Awards under the Plan.

3.	Administration of the Plan. The Board may administer the
Plan and/or it may, in its discretion, designate a committee or committees composed of two or more of directors to operate and administer the Plan with respect to all or a designated portion of the participants. To the extent that the Committee is empowered to grant options to Section 16 Officers or persons whose compensation might have limits on deductibility under Code Section 162(m), each member of a
Committee designated by the Board shall be a Non-Employee Directors. Any such committee designated by the Board, and the Board itself in its administrative capacity with respect to the Plan, is referred to as the
"Committee."

(a) Meetings. The Committee shall hold meetings at such times and places as it may determine and shall keep minutes of its meetings. The Committee may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held.

(b)	  Exculpation. No member of the Committee shall be
personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the
Plan or the granting of Options or Awards under the Plan, provided that this provision shall not apply to any breach of the member's duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a known  violation of law, for any violation of Section 174 of the Delaware General Corporation Law or for any
transaction from which the member derived an improper personal benefit.

(c)	 Indemnification. Service on the Committee shall
constitute service as a member of the Board. Each member of the
Committee shall be entitled, without further act on the member's part, to indemnity from Company and to limitation of liability, to the fullest extent provided by applicable law and by Company's Certificate of
Incorporation and/or Bylaws, in connection with or arising out of any action, suit or proceeding with respect to the administration of the
Plan or the granting of Options or Award thereunder in which the member may be involved by reason of the member being or having been a member of the Committee, whether or not the member continues to be a member of the
Committee at the time of the action, suit or proceeding.

(d)	Interpretation. The Committee shall have the power and
authority to (i) interpret the Plan, (ii) adopt, amend and revoke rules and regulations for its administration that are not inconsistent with the express terms of the Plan including, without limitation
interpretations to determine the number of shares remaining available for issuance under the plan, and (iii) waive requirements relating to formalities or other matters that do not either modify the substance of the rights intended to be granted by Options and Awards or constitute a material amendment for any purpose under the Code. Any such actions by the Committee shall be final, binding and conclusive on all parties in interest.

(e)	Amendment of Options and Awards. Subject to the
provisions of the Plan, the Committee shall have the right to amend any
Option Document or Award Agreement issued to an Optionee or Award holder, subject to the Optionee's or Award holder's consent, if such amendment is not favorable to the Optionee or Award holder or if such amendment has the effect of changing an ISO to a Non-Qualified Stock
Option; provided, however, that the consent of the Optionee or Award holder shall not be required for any amendment made pursuant to
Subsection 8(e)(i)(C) or Section 9 of the Plan, as applicable.

4.	Grants of Options under the Plan. Grants of Options under
the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

5.	Eligibility. All Employees, members of the Board and
consultants and advisors to Company shall be eligible to receive Options and Awards hereunder. Consultants and advisors shall be eligible only if they render bona fide services to Company unrelated to the offer or sale of securities. The Committee, in its sole discretion, shall determine whether an individual qualifies as an Employee.

6.	Shares Subject to Plan. The aggregate maximum number of
Shares for which Awards or Options may be granted pursuant to the Plan is 750,000, increased on March 31 of each year from and including March
31, 1999, by a number of shares equal to two percent (2%) of the number of shares of Common Stock outstanding on each such date; provided, however, that any such increase shall be made only to the extent that
Company has sufficient authorized and unreserved Common Stock for such purpose; and further provided that the maximum aggregate number of shares to be issued under the plan shall not exceed 1,000,000 shares.
Such increase shall be made each March 31, regardless of the number of shares remaining available for issuance under the Plan on such date. The number of shares which may be issued under the Plan shall be further subject to adjustment in accordance with Section 10. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of Company. If an Option terminates or expires without having been fully exercised for any reason or if Shares subject to an Award have been conveyed back to Company pursuant to the terms of an Award Agreement, the Shares for which the
Option was not exercised or the Shares that were conveyed back to
Company shall again be available for issuance pursuant to the terms of one or more Options, or one or more Awards, granted pursuant to the
Plan.

7.	Term of the Plan. The Plan is effective as of April 24,
1998, the date on which it was adopted by the Board, subject to the approval of the Plan within one year after such date by the stockholders in the manner required by state law. If the Plan is not so approved by the stockholders, all Options granted under the Plan shall be null and void.
No ISO may be granted under the Plan after April 24, 2008.

8.	Option Documents and Terms. Each Option granted under the
Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the
Committee shall approve from time to time, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall require from time to time which are not inconsistent with the terms of the Plan.

(a)	Number of Option Shares. Each Option Document shall
state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be
ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.
Notwithstanding anything herein to the contrary, no Optionee shall be granted Options during one fiscal year of Company for more than Two
Hundred Thousand (200,000) Shares (such number to be subject to adjustment in accordance with Section 10).

(b)	Option Price. Each Option Document shall state the
Option Price, which, for a Non-qualified Stock Option, need not be the
Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the
Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an
ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of
Company or an Affiliate, then, to the extent required by Section 424(d)
of the Code, the Option Price shall be at least 110% of the Fair Market
Value of the Shares on the date the Option is granted. If the Common
Stock is traded in a public market, then the Fair Market Value per share shall be: (i) if the Common Stock is listed on a national securities exchange or included in the NASDAQ System, the last reported sale price thereof on the relevant date, (ii) if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ, or (iii) if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

(c)	Exercise. No Option shall be deemed to have been
exercised prior to the receipt by Company of written notice of such exercise and, unless arrangements satisfactory to Company have been made for payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board, receipt of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and, unless the Shares are covered by a then current registration statement or a
Notification under Regulation A under the Securities Act, shall contain the Optionee's acknowledgment, in form and substance satisfactory to
Company, that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to Company, may be made without violating the registration provisions of the Securities Act), (ii) the
Optionee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are "restricted securities"
within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if
Company determines that the issuance of Shares should be delayed pending registration under federal or state securities laws, the receipt of an opinion of counsel satisfactory to Company that an appropriate exemption from such registration is available, the listing or inclusion of the
Shares on any securities exchange or an automated quotation system or the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such
Shares, Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

(d)	Medium of Payment. Subject to the terms of the
applicable Option Document, an Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of
Company, or (iii) by such other mode of payment as the Committee may approve, including the Optionee's note in form approved by the Committee and payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board. The Optionee may also exercise the Option in any manner contemplated by Section 11.
Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of Company's Common
Stock held by the Optionee. If payment is made in whole or in part in shares of Company's Common Stock, then the Optionee shall deliver to
Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair
Market Value on the date of delivery that is at least as great as the
Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common
Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of
Company's Common Stock delivered to Company represent a number of shares in excess of the number of shares required to make payment for the
Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common
Stock, the stock certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and
(ii) such excess number of shares. Notwithstanding the foregoing, the
Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (e)     Termination of Options.

(i)	No Option shall be exercisable after the first to occur of the following:

(A)	Expiration of the Option term specified in
the Option Document, which, in the case of an ISO, shall not occur after
(1)	ten years from the date of grant, or (2) five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of Company or of an Affiliate;

(B)	Except to the extent otherwise provided in
an Optionee's Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both Company and the
Optionee, that the Optionee has been engaged in disloyalty to Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of employment or service, or has disclosed trade secrets or confidential information of Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all
Shares for which Company has not yet delivered the share certificates upon refund by Company of the Option Price. Notwithstanding anything herein to the contrary, Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

(C)	The date, if any, set by the Committee as an
accelerated expiration date in the event of the liquidation or dissolution of Company;

(D)	The occurrence of such other event or events
as may be set forth in this Plan or the Option Document as causing an accelerated expiration of the Option; or

(E)	Except as otherwise set forth in the Option
Document and subject to the foregoing provisions of this Subsection
8(e), three months after the Optionee's employment or service with
Company or its Affiliates terminates for any reason other than
Disability or death or one year after such termination due to Optionee's
Disability or death. With respect to this Subsections 8(e)(i)(E), the only Options that may be exercised during the three-month or one-year period, as the case may be, are Options which were exercisable on the last date of such employment or service and not Options which, if the
Optionee were still employed or rendering service during such three-month or one-year period, would become exercisable, unless the
Option Document specifically provides to the contrary or the Committee otherwise approves. The terms of an executive severance agreement or other agreement between Company and an Optionee, approved by the
Committee or the Board, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

(ii)	Notwithstanding the foregoing, the Committee may
extend the period during which all or any portion of an Option may be exercised, provided that any change pursuant to this Subsection 8(e)(ii)
which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

(iii)	Notwithstanding anything to the contrary
contained in the Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

(e)	Transfers. Except as otherwise provided in this
Subsection 8(f), no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime of the person to whom an Option is granted, such Option may be exercised only by the Optionee. Notwithstanding the foregoing, an
Option, other than an ISO, shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee
Retirement Income Security Act, or the rules thereunder, and also shall be transferable, without payment of consideration, to (a) immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings), (b) trusts for the benefit of immediate family members, (c) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the Option prior to its transfer.

(f)	Limitation on ISO Grants. To the extent that the
aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all incentive stock option plans of Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such ISOs shall, to the extent of such excess, be treated as Non-qualified Stock Options.

(g)	Other Provisions. Subject to the provisions of the
Plan, the Option Documents shall contain such other provisions, including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the
Option or additional limitations upon the term of the Option, as the
Committee deems advisable.

(h)	Specific Grants for Non-Employee Directors.  A Non-
Employee Director may elect to receive Options in lieu of cash fees for attendance at meetings of the Board and committees thereof at the following ratio:  for each dollar of fee not taken in cash, the Director shall receive five year Options with an exercise price per share equal to one-half of the Fair Market Value of the Common Stock on the date of the meeting and a total exercise price equal to the amount of fee not taken in cash.  The number of Options will equal the dollar amount of the fee not taken in cash dividend by the option exercise price per share.  Unless the Director makes the election to receive Options in lieu of cash with respect to each meeting by the meeting date, the
Director's fee will be paid in cash.

9.	Change of Control. In the event of a Change of Control, the
Committee may take whatever actions it deems necessary or desirable with respect to any of the Options outstanding or Award Shares not yet fully vested or paid for, all of which need not be treated identically, including, without limitation, accelerating (a) the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the
Optionees, or (b) the exercisability of the Option.

            A "Change of Control" shall be deemed to have occurred upon the earliest to occur of any of the following events, each of which shall be determined independently of the others:

(i)	any Person (as defined below) becomes a "beneficial
owner," as such term is used in Rule 13d-3 promulgated under the
Exchange Act, of twenty-five percent (25%) or more (as determined by the
Committee) of Company's stock entitled to vote in the election of directors. For purposes of this Plan, the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act; provided, however that, unless the Committee determines to the contrary, the term shall not include Company, any trustee or other fiduciary holding securities under an employee benefit plan of Company, or any corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of
Company, or a Continuing Director (as defined below), whether the
Continuing Director acts individually or in concert with others.

(ii)	individuals who are Continuing Directors cease to
constitute a majority of the members of the Board ("Continuing
Directors" for this purpose being the members of the Board on the date of adoption of this Plan, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Continuing Directors shall be considered to be an Continuing
Director);

(iii)	stockholders of Company adopt a plan of complete or
substantial liquidation or an agreement providing for the distribution of all or substantially all of its assets;

(iv)	Company is party to a merger, consolidation, other
form of business combination or a sale of all or substantially all of its assets, unless the business of Company is continued following any such transaction by a resulting entity (which may be, but need not be,
Company) and the stockholders of Company immediately prior to such transaction (the "Prior Stockholders") hold, directly or indirectly, at least two-thirds of the voting power of the resulting entity (there being excluded from the voting power held by the Prior Stockholders, but not from the total voting power of the resulting entity, any voting power received by Affiliates of a party to the transaction (other than
Company) in their capacities as stockholders of Company);

(v)	there is a Change of Control of Company of a nature
that would be required to be reported in response to item 1(a) of
Current Report on Form 8-K or item 6(e) of Schedule 14A of Regulation
14A or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not Company is then subject to such reporting requirement;

(vi)	the Company is a subject of a "Rule 13e-3 transaction"
as that term is defined in Exchange Act Rule 13e-3; or

(vii)	there has occurred a "change of control," as such term
(or any term of like import) is defined in any of the following documents which is in effect with respect to Company at the time in question: any note, evidence of indebtedness or agreement to lend funds to Company, any option, incentive or employee benefit plan of Company or any employment, severance, termination or similar agreement with any person who is then an employee of Company.

    10.   Adjustments on Changes in Capitalization.

(a)	In the event that the outstanding Shares are changed by
reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock dividend in excess of five percent, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of
Company which are convertible into Common Stock), an equitable adjustment may be made by the Committee as it deems appropriate in the aggregate number of shares available under the Plan and in the number of
Shares and price per Share subject to outstanding Options. Unless the
Committee makes other provisions for the equitable settlement of outstanding Options, if Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive, upon the exercise of this Option in accordance with its terms, the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of any such corporate event as if the
Optionee had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

(b)	Any adjustment under this Section 10 in the number of
Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If a fraction of a
Share would result from any such adjustment, the fraction shall be eliminated, unless the Committee otherwise determines.

(c)	The Committee shall have authority to determine the
adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

    11.  Stock Appreciation Rights (SARs).

(a)	In General. Subject to the terms and conditions of the
Plan, the Committee may, in its sole and absolute discretion, grant to an Optionee the right (which right shall be referred to as an "SAR") to surrender an Option to Company, in whole or in part, and to receive in exchange therefor payment by Company of an amount equal to the excess of the Fair Market Value of the Shares subject to such Option, or portion thereof, so surrendered (determined in the manner described in section
8(b) as of the date the SARs are exercised) over the exercise price to acquire such Shares. Except as may otherwise be provided in an Option
Document, such payment may be made, as determined by the Committee in accordance with Subsection 11(c) below and set forth in the Option
Agreement, either in Shares or in cash or in any combination thereof.

(b)	Grant. Each SAR shall relate to a specific Option granted
under the Plan and shall be granted to the Optionee concurrently with the grant of such Option by inclusion of appropriate provisions in the
Option Agreement pertaining thereto. The number of SARs granted to an
Optionee shall not exceed the number of Shares which such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised under the provisions of the Option Agreement pertaining to the related
Option, and (ii) the number of Shares purchased pursuant to the exercise of the related Option.

(c)	Payment. The Committee shall have sole discretion to
determine whether payment in respect of SARs exercised by any Optionee shall be made in shares of Common Stock, in cash, or in a combination thereof. If payment is made in Common Stock, the number of shares which shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value (as determined under Section 8(b))
of a share of Common Stock on the exercise date exceeds the exercise price for shares covered by the related Option, by (ii) the Fair Market
Value of a share of Common Stock on the exercise date of the SARs. No fractional share of Common Stock shall be issued on exercise of an SAR;
cash may be paid by Company to the person exercising an SAR in lieu of any such fractional share, if the Committee so determines. If payment on exercise of an SAR is to be made in cash, the person exercising the SAR shall receive, in respect of each SAR to which such exercise relates, an amount of money equal to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the then-applicable exercise price for Shares covered by the related Option.

(d)	Limitations. SARs shall be exercisable at such times and
under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine; provided, however, that an SAR may be exercised only at such times and by such individuals as the related
Option may be exercised under the Plan and the Option Agreement.

12.	Terms and Conditions of Awards. Awards granted pursuant to
the Plan shall be evidenced by written Award Agreements in such form as the Committee shall approve from time to time, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall require from time to time which are not inconsistent with the terms of the Plan.

(a)	Number of Shares. Each Award Agreement shall state the
number of Shares or other units or rights to which it pertains.

(b)	Purchase Price. Each Award Agreement shall specify the
purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Grantee shall be required to make payment on or before the payment date specified in the Award Agreement.
A Grantee shall make payment (i) in cash, (ii) by certified check payable to the order of Company, or (iii) by such other mode of payment as the Committee may approve.

(c)	Grant. In the case of an Award which provides for a
grant of Shares without any payment by the Grantee, the grant shall take place on the date specified in the Award Agreement. In the case of an
Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to Company, unless the Committee or the Award Agreement otherwise specifies.  Notwithstanding the foregoing, as a precondition to a grant, Company may require an acknowledgment by the Grantee as required with respect to Options under
Subsection 8(c).

(d)	Conditions. The Committee may specify in an Award
Agreement any conditions under which the Grantee of that Award shall be required to convey to Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by Company or its designee until such time as every condition has lapsed and that the Grantee be required, as a condition of the Award, to deliver to such escrow agent or Company officer stock transfer powers covering the Award Shares duly endorsed by the Grantee. Unless otherwise provided in the Award
Agreement or determined by the Committee, dividends and other distributions made on Shares held in escrow shall be deposited in escrow, to be distributed to the party becoming entitled to the Shares on which the distribution was made. Stock certificates evidencing Shares subject to conditions shall bear a legend to the effect that the Shares evidenced thereby are subject to repurchase by, or conveyance to,
Company in accordance with the terms applicable to such Shares under an
Award made pursuant to the Plan, and that the Shares may not be sold or otherwise transferred.

(e)	Lapse of Conditions. Upon termination or lapse of all
forfeiture conditions, Company shall cause certificates without the legend referring to Company's repurchase or acquisition right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender to
Company of the legended certificates held by the Grantee.

(f)	Rights as Stockholder. Upon payment of the purchase
price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 12(c), the Grantee shall have all of the rights of a stockholder with respect to the Shares covered thereby, including the right to vote the Shares and (subject to the provisions of Subsection 12(d)) receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

13.	Amendment of the Plan. The Board may amend the Plan from
time to time in such manner as it may deem advisable. Nevertheless, the
Board may not change the class of persons eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted under the Plan, or to any individual under the Plan in any year, without obtaining approval, within twelve months before or after such action, by the stockholders in the manner required by state law. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Optionee or Grantee, as the case may
be.

14.	No Commitment to Retain. The grant of an Option or Award
pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of Company or any Affiliate to retain the Optionee or Grantee as an employee, director, consultant or advisor of Company or any Affiliate, or in any other capacity.

15.	Withholding of Taxes. In connection with any event relating
to an Option or Award, Company shall have the right to (a) require the recipient to remit or otherwise make available to Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificates for such Shares, or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding any Shares, funds or other property otherwise due to the Optionee or Grantee. The Company's obligations under the Plan shall be conditioned on the Optionee's or Grantee's compliance, to Company's satisfaction, with any withholding requirement.


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